UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported) July 14, 2005

                             DAVIDSON GROWTH PLUS, L.P.
               (Exact name of Registrant as specified in its charter)


            Delaware                  0-15675                 52-1462866
      (State or other jurisdiction  (Commission            (I.R.S. Employer
           of incorporation)        File Number)       Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departures of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 14, 2005, Apartment Investment and Management Company ("Aimco") announced the appointment of Robert Y. Walker IV as senior vice president and chief accounting officer effective January 2006. Mr. Walker will also serve as chief accounting officer of the Partnership's general partner (the "Managing General Partner"). Mr. Walker will join Aimco as senior vice president on August 1, 2005.

As previously announced, Thomas M. Herzog, the current chief accounting officer of Aimco and the Managing General Partner, will be succeeding Paul McAuliffe as chief financial officer in January 2006 when Mr. McAuliffe assumes a senior advisory role as an executive vice president supporting Aimco in various capital markets activities. Mr. Herzog has served as senior vice president and chief accounting officer of Aimco since January 2004 and of the Managing General Partner since February 2004.

Mr. Walker, 39, is a certified public accountant. Since June 2002, Mr. Walker has been senior vice president and chief financial officer at Miller Global Properties, LLC, a Denver-based private equity, real estate fund manager. Through its six real estate funds, Miller Global Properties, LLC has acquired or developed over 70 office and hotel investments in the United States and Europe. From May 1997 to June 2002, Mr. Walker was employed by GE Capital Real Estate, serving as global controller in Stamford, Connecticut from May 2000 to June 2002. None of the companies where Mr. Walker has worked in the previous five years is a parent, subsidiary or other affiliate of the Partnership or its Managing General Partner. Mr. Walker has no family relationship with any director, executive officer, or any person nominated or chosen by the Partnership or its Managing General Partner to become a director or executive officer of the Partnership or its Managing General Partner.

Aimco has agreed to pay Mr. Walker a base salary of $250,000 per year and a performance bonus, which is guaranteed to be at least $250,000 in 2005 and 2006. On the date Mr. Walker begins employment with Aimco, he will receive two grants of restricted stock. The first grant will be a number of shares equal to $250,000 divided by the average closing price of Aimco common stock on the New York Stock Exchange over the 30 trading days immediately prior to his start date (the "Average Price"). The first grant of restricted shares will vest on the one-year anniversary of the start date. The second grant will be a number of shares equal to $500,000 divided by the Average Price. The restricted shares will vest annually over five years - 20% on each anniversary of the grant date, beginning with the first anniversary. If Mr. Walker is terminated by Aimco (other than for cause) then the vesting of the restricted shares will accelerate and all unvested shares will become immediately vested. If, during the vesting period, Aimco terminates Mr. Walker for cause or he voluntarily terminates his employment with Aimco for any reason, he will immediately forfeit all unvested restricted shares. During the vesting period, Mr. Walker will be entitled to dividends on the restricted shares. He will also receive an incentive stock option to purchase the same number of shares as are subject to the second grant of restricted stock, at an exercise price equal to the closing price of Aimco common stock on the last business day immediately prior to his start date. These options will vest annually over five years - 20% on each anniversary of the grant date, beginning with the first anniversary. Except for Mr. Walker's currently proposed employment arrangements, since January 1, 2004, there have not been any transactions, nor are there any currently proposed transactions, to which the Partnership or its Managing General Partner or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which Mr. Walker had, or will have, a direct or indirect material interest.

A copy of Aimco's press release, dated July 14, 2005, is included as Exhibit 99C to this report and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(c) The following exhibits are filed with this report:

      Exhibit Number    Description

               99C Press Release, dated July 14, 2005, of Apartment Investment and Management Company (Exhibit 99.1 to the Current Report on Form 8-K, dated July 14, 2005, of Apartment Investment and Management Company and AIMCO Properties, L.P. is incorporated herein by reference).

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                DAVIDSON GROWTH PLUS, L.P.


                                By: Davidson Growth Plus GP Corporation
                                    Managing General Partner

                                By: /s/Martha L. Long
                                    Martha L. Long
                                    Senior Vice President


                                Date: July 14, 2005

Exhibit 99.1


Apartment Investment and Management Company



                                                                        Contact:
                                             (Media) Judy  Stowell  303-793-4621
                               (Investor Relations) Jennifer Martin 303-691-4440





                 APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                       NAMES NEW CHIEF ACCOUNTING OFFICER

DENVER, COLORADO, July 14, 2005

Apartment Investment and Management Company ("Aimco") (NYSE: AIV) today announced that Robert Y. Walker IV has been named senior vice president and chief accounting officer effective January 2006, succeeding Thomas M. Herzog, who will become chief financial officer (CFO).

Mr. Walker will join Aimco on August 1, 2005, to begin an orderly transition to the role of chief accounting officer, with Mr. Herzog assuming CFO duties in January 2006.

Since June 2002, Mr. Walker has been senior vice president and chief financial officer at Miller Global Properties, LLC, a Denver-based private equity, real estate fund manager. Through its six real estate funds, Miller Global has acquired or developed over 70 office and hotel investments in the United States and Europe. From May 1997 to June 2002, Mr. Walker was with GE Capital Real Estate, serving more recently as global controller in Stamford, Connecticut.

"I'm thrilled to see someone of Rob's caliber step in to fill Tom Herzog's shoes in this very important role," said Terry Considine, Aimco's chairman of the board and chief executive officer. "I am confident he will provide the kind of leadership his new position demands, and that he will continue the high standards already set by Tom."

 "I am very pleased that Rob has decided to join the Aimco team," said Tom Herzog. "I had the pleasure of working with Rob at GE Capital Real Estate and know he has the talent and dedication to help shape Aimco's success."

Mr. Walker is a certified public accountant and also has worked for Dain Rauscher, Prentiss Properties Limited, Inc., and Ernst & Young, all in Dallas, Texas. He is a graduate of The University of Texas at Austin and holds an MBA degree from the University of North Texas.

Aimco is a real estate investment trust headquartered in Denver, Colorado, that owns and operates a geographically diversified portfolio of apartment communities through 22 regional operating centers. Aimco, through its subsidiaries, operates approximately 1,475 properties, including approximately 260,000 apartment units, and serves approximately one million residents each year. Aimco's properties are located in 47 states, the District of Columbia and Puerto Rico. Aimco common shares are included in the S&P 500.